UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2011

VENTAS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 S. Wacker Drive, Suite 4800, Chicago, Illinois	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

      On November 9, 2011, Ventas, Inc. (the “Company”) issued a press release announcing that HCP, Inc. (“HCP”) has agreed to pay it $125 million to settle the Company’s outstanding lawsuit against HCP arising out of the Company’s 2007 acquisition of Sunrise Senior Living REIT.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated in this Item 8.01 by reference.

Item 9.01.     Financial Statements and Exhibits.

      (a)  Financial Statements of Businesses Acquired.

            Not applicable.

      (b)  Pro Forma Financial Information.

            Not applicable.

      (c)  Shell Company Transactions.

            Not applicable.

     (d)  Exhibits:

Exhibit Number	Description

99.1	Press release issued by the Company on November 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date:	November 9, 2011	By:	/s/ Kristen M. Benson
Kristen M. Benson
Vice President and
Senior Securities Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by the Company on November 9, 2011.